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                                EXHIBIT 10.165


                                OPTION AGREEMENT


         THIS OPTION AGREEMENT is made and entered into as of December 31, 1996, by and between Corrections Corporation of America, a Delaware corporation having its principal place of business in Nashville, Tennessee ("CCA"), Corrections Corporation of America (U.K.) Limited, a company incorporated in England and Wales whose registered number is 2147489 and whose registered office is at 9 Cheapside, London ECZC 6AD ("CCAUK") and Sodexho S.A., a French societe anonyme, or its designee ("Sodexho").

                              W I T N E S S E T H:


         WHEREAS, CCAUK is a wholly-owned subsidiary of CCA, and currently owns 5000 "A" Ordinary Shares, 5000 "B" Ordinary Shares and 5,000 "C" Ordinary Shares in the capital of U.K. Detention Services Limited, a company incorporated in England and Wales ("UKDS") whose registered number is 2147491 and whose registered office is 40 Bernard Street, London, WCIN 1LG (the "Company") which shares collectively represent one hundred percent (100%) percent of the issued share capital of the Company; and

         WHEREAS, on even date herewith Buyer acquired from CCAUK, and CCAUK sold to Buyer, 3,000 "C" Ordinary Shares in the capital of the Company owned by CCAUK which shares collectively represent twenty percent (20%) of the issued shares of the Company pursuant to that certain Purchase Agreement by and among CCA, CCAUK and Sodexho.

         WHEREAS, CCA, CCAUK and Sodexho have agreed that in consideration of the acquisition by Sodexho of the shares referred to above, CCA, CCAUK will grant Sodexho an option to purchase an additional 2,000 "C" Ordinary Shares and 2,500 "B" Ordinary Shares (the "Shares") of the capital stock of the Company which shares represent thirty percent (30%) of the outstanding shares of the Company, under the terms and conditions set forth herein.

         NOW, THEREFORE, for and in consideration of the premises and the mutual promises, covenants, agreements, and conditions in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CCA, CCAUK and Sodexho hereby agree as follows:

         1. Grant of Option. Subject to the terms and conditions of this Agreement and in reliance upon the representations, warranties, covenants, and agreements contained herein, CCA and CCAUK hereby grant to Sodexho the option to purchase all, but not less than all, of the Shares (the "Option").

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         2. Purchase Price of Shares. The purchase price of the Shares shall be
One Million Five Hundred Thousand Pounds ((pound)1,500,000). The purchase price shall be payable by bank wire transfer or such other form of payment as may be acceptable to CCA and CCAUK.

         3. Term. Subject to the terms and conditions of this Agreement, including, without limitation, Section 8 hereof, the Option shall be exercisable by Sodexho on or before 11:59 p.m., Nashville, Tennessee time, on June 30, 1997, after which such right shall terminate. Provided, however, that in the event the Company is not notified on or before May 31, 1997 as to the renewal and/or extension by the Secretary of State for the Home Department (the "Authority") of that certain agreement dated December 3, 1992 by and between the Company and the Authority, the term of the Option shall be extended until the date which is thirty (30) days after the date of receipt of notice of renewal and/or extension or such later date as agreed in writing by the parties hereto.

         4. Exercise of Option; Closing. Subject to the terms and conditions of this Agreement, the Option shall be exercised by Sodexho with respect to all, but not less than all, of the Shares by giving notice of exercise to CCA or CCAUK in accordance with Section 9 of this Agreement. Delivery of the Shares and payment therefor (the "Closing") shall take place at the offices of CCA, Nashville, Tennessee, at 10:00 a.m., Nashville, Tennessee time, on the tenth Business Day, as hereinafter defined, following the date such notice of exercise is given, or at such other date, time, and/or place as CCAUK and Sodexho may mutually agree. As used in this Agreement, "Business Day" means any Monday, Tuesday, Wednesday, Thursday, or Friday on which banking institutions in the City of Nashville, Tennessee are not authorized or obligated by law or executive order to close.

         5. Representations and Warranties of Sodexho. Recognizing that each of CCA and CCAUK will be relying on the information and on the representations and warranties set forth herein, Sodexho hereby acknowledges, represents, and warrants to CCA and CCAUK as follows:

              (a) Sodexho has full power and authority to execute, enter into, and perform this Agreement and all agreements, instruments, and documents contemplated hereby and to carry out the transactions contemplated hereby. This Agreement is a valid and binding obligation of Sodexho, enforceable against it in accordance with its terms, subject to the limitations imposed by bankruptcy, insolvency, moratorium, or similar laws or provisions of general application, and to availability of equitable remedies (whether enforcement is sought in a court of law or equity).

              (b) Sodexho is the sole party in interest in acquiring the Option and if the Option is exercised, will be acquiring the Shares solely for its own investment and not with a view to the resale or distribution thereof. Sodexho has no present or contemplated agreement, understanding, intent, arrangement, or commitment providing for or which is likely to compel the transfer, pledge, sale, or disposition of the Shares. Sodexho will not attempt to sell, transfer, convey, or otherwise dispose of all or any part of the Shares except in accordance with applicable law.


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         (c) Neither the execution and delivery of this Agreement nor the carrying out of any of the transactions contemplated hereby or thereby, will in any material respect contravene, violate, or result in the breach of, any agreement or instrument to which Sodexho is a party or by which it is bound, or of any law or governmental order, rule, or regulation which is applicable to Sodexho or will result in the creation or imposition of any security interest, mortgage, lien, encumbrance, or charge upon any of the properties or assets of Sodexho. No consents or approvals of any persons or entities, governmental or otherwise, are required which have not been obtained in respect of the execution and delivery of this Agreement and the carrying out of the transactions contemplated hereby or thereby on the part of Sodexho.

                  (d) Sodexho understands and agrees that the Shares have not been registered under the securities laws of any jurisdiction. Sodexho further understands and agrees that the Option and any exercise thereof must comply with all applicable securities laws, as such laws exist on such dates that the Option may be exercised. Sodexho also understands and agrees that the Option may never be exercisable if compliance with such securities laws may not be achieved.

                  (e) Sodexho understands and agrees that CCA and CCAUK will rely upon the representations made in this Agreement and related documents and CCA and CCAUK are fully entitled to rely upon each and all of the same without further inquiry.

         6. Representations and Warranties of CCA and CCAUK. Recognizing that Sodexho will be relying on the information and on the representations and warranties set forth herein, CCA and CCAUK hereby acknowledge, represent, and warrant to Sodexho as follows:

                  (a) Each of CCA and CCAUK has full power and authority to execute, deliver, enter into, and perform this Agreement and all agreements, instruments, and documents contemplated hereby and to carry out the transactions contemplated thereby. This Agreement is a valid and binding obligation of each of CCA and CCAUK, enforceable against each in accordance with its terms, subject to the limitations imposed by bankruptcy, insolvency, moratorium, or similar laws or provisions of general application, and to the availability of equitable remedies (whether enforcement is sought in a court of law or equity).

                  (b) CCAUK is the sole owner of the Shares, free and clear of any liens, claims, encumbrances, and charges, and has full power to sell, transfer, and convey the same to Sodexho.

                  (c) Neither the execution and delivery of this Agreement, nor the carrying out of any of the transactions contemplated hereby, will in any material respect result in any violation of or be in conflict with any term of any material agreement or instrument to which either CCA or CCAUK is a party or by which either is bound, or of any law or governmental order, rule, or regulation which is applicable to either of CCA or CCAUK or will result in the creation or imposition of any security interest, mortgage, lien, encumbrance, or charge upon any of the properties or assets of CCA or CCAUK. No consents or approvals of any persons or entities, governmental or otherwise, are required which have not been obtained in respect of the execution and delivery of this Agreement or



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the Shares and the carrying out of the transactions contemplated hereby on the part of CCA or CCAUK.

              (d) The representations, warranties, and agreements of CCA and CCAUK contained herein shall survive the execution and delivery of this Agreement and the purchase of the Shares by Sodexho.

         7. Assignment. Neither the Option nor any interest therein may be transferred, assigned, pledged, hypothecated, or otherwise conveyed, except with the prior written consent of CCA and/or CCAUK.

         8. Conditions to Closing. (a) The obligations of CCA and CCAUK to consummate the transactions contemplated by this Agreement are subject to the conditions that the representations and warranties set forth in Section 5 hereof and in Section 5 of the Purchase Agreement are true and correct on and as of the date hereof and shall be true and correct on and as of the date of Closing and that Sodexho shall have complied with all covenants and agreements and satisfied all conditions on its part to be performed or satisfied prior to the Closing, and CCA or CCAUK may request a certificate to that effect, dated as of the date of Closing, signed by Sodexho.

              (b) The obligations of Sodexho to consummate the transactions contemplated by this Agreement are subject to the conditions that the representations and warranties set forth in Section 6 hereof and in Section 4 of the Purchase Agreement are true and correct on and as of the date hereof and shall be true and correct as of the date of Closing, and that CCA and CCAUK shall have complied with all covenants and agreements and satisfied all conditions on their part to be performed or satisfied prior to Closing, and Sodexho may request a certificate to that effect, dated as of the date of Closing, signed by each of CCA and CCAUK.

         9. Notices. Any notice required or permitted to be sent hereunder shall be mailed, certified mail, return receipt requested, postage prepaid, or delivered by overnight courier service, or by telex or facsimile transmission, to the following addresses, or such other address as either party hereto designates by written notice to the other party and shall be deemed to have been given upon delivery, three (3) days after mailing, if mailed, or one (1) Business Day after delivery to the courier if delivered by overnight courier service or after transmission, if sent by telex or facsimile transmission:

               If to CCAUK to:

               Corrections Corporation of America (U.K.) Limited
               Suite 800
               102 Woodmont Boulevard
               Nashville, Tennessee 37205
               Attn: Gay Vick



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                           If to CCA to:

                           Corrections Corporation of America
                           Suite 800
                           102 Woodmont Boulevard
                           Nashville, Tennessee  37205
                           Attn:  Doctor R. Crants

                           If to Sodexho to:

                           Sodexho S.A.
                           3 avenue Newton
                           78180 Montigny-le-Bretonneux
                           FRANCE
                           Attn:  Jean-Pierre Cuny

         10. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other term or provision hereof, and this Agreement in such event shall be construed in all respects as if any invalid or unenforceable provisions were not included in this Agreement.

         11. Governing Law. This Agreement shall be governed by and be interpreted under the laws of England without regard to the conflicts of law principles thereof. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the English courts over any action or proceeding to enforce any right under this Agreement. The parties further acknowledge that irrevocable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties shall be entitled to an injunction to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any English court. This being in addition to any other remedy to which they may be entitled at law or equity.

         12. Board of Directors. Each of CCAUK and Sodexho acknowledge and agree that Sodexho shall be entitled to one nominee to the Board of Directors of the Company and CCAUK shall be entitled to the remainder of the director nominees. In the event of the exercise of the Option by Sodexho, each shareholder shall have be entitled to an equal number of nominees to the Board of Directors. In the event of the exercise of the Option by Sodexho, each shareholder further agrees (i) that in all elections of directors during the term of this Agreement, such shareholder shall vote all shares owned by it for the nominees of the other shareholders and (ii) that any change in the number of directors shall require the unanimous written consent of all shareholders.

         13. Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

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         14. Amendment. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties to this Agreement. This Agreement may be terminated at any time by an instrument in writing signed by the parties to this Agreement.

         15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         16. Section Headings. The section headings are for reference only and shall not limit or control the meaning of any provision of this Agreement.

         17. Waiver. No delay or omission on the part of either party hereto in exercising any right hereunder shall operate as a waiver of such right or any other right under this Agreement; however, any of the terms or conditions of this Agreement may be waived in writing at any time by the party hereto which is entitled to the benefit thereof.



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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                           CORRECTIONS CORPORATION OF AMERICA (U.K.)
                           LIMITED


                           By:  /s/
                              ---------------------------------------
                           Title:
                                 ------------------------------------

                           CORRECTIONS CORPORATION OF AMERICA


                           By:  /s/
                              ---------------------------------------

                           Title:
                                 ------------------------------------

                           SODEXHO S.A.


                           By:  /s/
                              ---------------------------------------

                           Title:
                                 ------------------------------------





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